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                                                                   EXHIBIT 10.64

                                 THIRD AMENDMENT
                             TO CONSULTING AGREEMENT

          THIS AMENDMENT is made this 24th day of March, 1998, by and between John E. Evans ("Evans") and ALLIED Group, Inc. ("AGI"), ALLIED Mutual Insurance Company ("Mutual"), and ALLIED Life Financial Corporation ("ALFC"). AGI, Mutual, and ALFC shall be known collectively as "ALLIED".

          WHEREAS, on December 14, 1994, ALLIED and Evans entered into a Consulting Agreement setting forth the services which Evans was to render to ALLIED following retirement;

          WHEREAS, on December 18, 1996 and May 13, 1997, ALLIED and Evans amended the Consulting Agreement;

          WHEREAS, the parties desire to amend the Consulting Agreement as set forth herein;

          NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants set forth below and other valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

          1. Effective March 1, 1998, Section III of the Consulting Agreement is amended by deleting "$180,000" and replacing it with "$120,000".

          2. All other terms and conditions remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed as of the day and year above first written.

                                               ALLIED Mutual Insurance Company

/s/  John E. Evans                             By:/s/  Douglas L. Andersen
---------------------------------                 ------------------------------
John E. Evans                                     Douglas L. Andersen, President


ALLIED Group, Inc.                             ALLIED Life Financial Corporation

By:/s/  Douglas L. Andersen                    By:/s/  Samuel J. Wells
   ------------------------------                 ------------------------------
   Douglas L. Andersen, President                 Samuel J. Wells, President